                                                                    Exhibit 10.1


                      GUARANTY AND LOAN PURCHASE AGREEMENT


                  GUARANTY AND LOAN PURCHASE AGREEMENT, dated as of May 1, 2001 (as amended, restated, modified and/or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor" and, together with any entity that becomes a guarantor hereunder pursuant to Section 13(c) or (d) hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. In addition, capitalized terms used in Sections 12, 13, and 14 of this Guaranty shall, except to the extent that such terms are otherwise defined herein or in the Credit Agreement, have the respective meanings set forth in the Harrah's Loan Agreement (as defined in Section 14 hereof).

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, Tribal Casino Gaming Enterprise (the "Borrower"), various lenders from time to time party thereto (the "Banks"), and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of May 1, 2001, providing for the making of Loans to the Borrower as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, restated, modified, extended, renewed, replaced or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of, the Indebtedness under such agreement or any successor agreement) (the Banks and the Administrative Agent are herein called the "Bank Creditors");

                  WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements with one or more Banks or any affiliate thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors, the "Creditors");

                  WHEREAS, the Borrower is an instrumentality of, and is controlled by, the Eastern Band of Cherokee Indians, a federally recognized Indian tribe (the "Tribe");

                  WHEREAS, Harrah's NC Casino Company (the "Manager"), the Borrower (as successor-in-interest to the Tribe) have entered into a Management Agreement dated as of June 19, 1996 (as amended, restated, modified and/or supplemented from time to time, the "Management Agreement"), pursuant to which the Manager will manage the Casino and the Hotel;

                  WHEREAS, the Manager is a wholly-owned Subsidiary of HET and HOC;

                  WHEREAS, it is a condition to the making of the Loans to the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered to the Administrative Agent this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of the Loans by the Borrower under the Credit Agreement and the entering into by the Borrower of Interest Rate Protection Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Borrower to the Bank Creditors under the Credit Agreement and each other Credit Document to which the Borrower is a party (including, without limitation, indemnities, Fees and interest thereon (including, in each case in respect of the foregoing obligations, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Credit Agreement, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and each such other Credit Document and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, liabilities, obligations and indebtedness being herein collectively called the "Credit Document Obligations"); and (ii) to the Other Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, in each case in respect of the foregoing obligations, any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the respective Interest Rate Protection Agreements, whether or not such interest is an allowed claim in any such proceeding) owing by the Borrower under each Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all of the terms, conditions and agreements contained in such Interest Rate Protection Agreements (all such obligations and liabilities being herein collectively called the "Other Obligations" and, together with the Credit Document Obligations, are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Borrower or by any other party,
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower or any trustee or similar person pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Creditors as contemplated in Section 6 hereof, or
(g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor of the Guaranteed Obligations or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not any action is brought against any other Guarantor, any such other guarantor or the Borrower and whether or not any other Guarantor, any such other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor expressly acknowledges and agrees that any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or the Borrower).

                  6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of all or any part of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrower or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Creditors;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (g) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Credit Documents or any of such other instruments or agreements; and/or

                  (h) act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall (nor shall the Guarantors' failure to acknowledge any Notice of Borrowing) affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  9. (a) Without liming the provisions of clause (b) of this
Section 9, any indebtedness or other liabilities of the Borrower now or hereafter held by or owing to any Guarantor (whether owing under the Management Agreement or otherwise (including all such obligations that may be owing under Sections 8.04(vii) and (viii) of the Credit Agreement) and whether secured or unsecured) is hereby subordinated to the indebtedness and other liabilities of the Borrower to the Creditors, and such indebtedness and other liabilities of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness and other liabilities of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness or other liabilities of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  (b) Each Guarantor hereby acknowledges, covenants and agrees, for itself and its successors and assigns, (i) that the payment of Management Fees is limited as and to the extent provided in Section 8.03 of the Credit Agreement, (ii) that all obligations and liabilities (including the payment of Management Fees) of the Borrower and the Tribe under the Management Agreement and all other obligations and liabilities of the Borrower to any Guarantor (collectively, the "Junior Obligations") shall (in each case) be subordinated and junior in right of payment to the prior payment in full in cash of all obligations, indebtedness and liabilities of the Borrower and the Tribe in respect of the Guaranteed Obligations (all such obligations, indebtedness and liabilities shall be referred to as the "Senior Obligations"), and (iii) that this subordination is for the benefit of, and shall be enforceable directly by, the Creditors and that each such Creditor shall be deemed to have acquired such Senior Obligations in reliance upon the covenants and provisions contained in this Section 9. Upon any payment or distribution of assets of the Borrower or the Tribe of any kind or character, whether in cash, property or securities, to creditors upon any total or partial liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors or marshaling of assets of the Borrower or the Tribe or in any bankruptcy, reorganization, insolvency, receivership or other similar proceeding relating to the Borrower or the Tribe or its respective property, whether voluntary or involuntary, all Senior Obligations shall first be paid in full in cash before any payment or distribution of any kind or character is made on account of any Junior Obligations. In addition, to the extent that any payment by the Borrower or the Tribe under the Management Agreement or on account of any other Junior Obligation is prohibited at such time pursuant to the terms of the Credit Agreement, neither the Borrower nor the Tribe shall be required to make such payment (and may defer same) until such time as such payment is permitted to be made pursuant to the terms of the Credit Agreement. In the event that, notwithstanding the foregoing, any payment shall be received by any Guarantor (or any affiliate thereof) at a time when such payment is prohibited by this
Section 9 or the Credit Agreement, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the Creditors (pro rata to such Creditors on the basis of the respective amount of Senior Obligations held by such holders), as their respective interests may appear.

                  10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  11. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of
(x) the Required Banks (or, to the extent required by Section 12.12 of the Credit Agreement, each Bank) at all times prior to the time at which all Credit Document Obligations have been paid in full, or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full, and that no other Creditors shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty.

                  12. In order to induce the Banks to enter into the Credit Agreement and to make the Loans as provided therein, and to induce the Other Creditors to enter into the Interest Rate Protection Agreements, each Guarantor makes the following representations, warranties and agreements to and for the benefit of the Creditors, all of which shall survive the execution and delivery of this Guaranty and the Notes and the making of the Loans, with the occurrence of the Effective Date and the incurrence of each Loan on or after the Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 12 are true and correct on and as of the Effective Date and on the date of the Borrowing of each such Loan (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

                  (a) EXISTENCE AND QUALIFICATION; POWER; COMPLIANCE WITH LAWS. Each Guarantor is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation. Each Guarantor is duly qualified or registered to transact business and is in good standing in each other jurisdiction in which the conduct of its business or the ownership or operation of its Properties makes such qualification or registration necessary, except where the failure so to qualify or register and be in good standing would not constitute a Material Adverse Effect. Each of the Guarantors has all requisite corporate or limited liability company power (as applicable) and authority to conduct its respective business, to own and operate its respective Properties and to execute and deliver each Credit Document to which it is a party and to perform its obligations under each Credit Document to which it is a party. Each Guarantor is in compliance with all Laws and other legal requirements applicable to its respective business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

                  (b) AUTHORITY, COMPLIANCE WITH OTHER AGREEMENTS AND INSTRUMENTS AND GOVERNMENT REGULATIONS. The execution, delivery and performance by each Guarantor of each of the Credit Documents to which it is a party have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not:

                          (i) require any consent or approval not heretofore
                  obtained of any member, director, stockholder, security holder or creditor of such Guarantor;

                         (ii) violate or conflict with any provision of such
                  Guarantor's charter, articles of incorporation, bylaws or certificate of formation or operating agreement, as applicable;

                        (iii) result in or require the creation or imposition of
                  any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Guarantor;

                         (iv) violate any Requirement of Law applicable to such
                  Guarantor; or

                          (v) result in a breach by such Guarantor of, or
                  constitute a default by such Guarantor under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Guarantor is a party or by which such Guarantor or any of its Property is bound or affected;

         and no Guarantor nor any Significant Subsidiary thereof is in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 12(b)(v) of this Guaranty, in any respect that constitutes a Material Adverse Effect.

                  (c) NO GOVERNMENTAL APPROVALS REQUIRED. Except as previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by the Guarantors of the Credit Documents to which any of them is a party.

                  (d) SIGNIFICANT SUBSIDIARIES. (i) Each Significant Subsidiary of HET is duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization, is duly qualified to do business as a foreign organization and is in good standing as such in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification necessary (except where the failure to be so duly qualified and in good standing does not constitute a Material Adverse Effect), and has all requisite power and authority to conduct its business and to own and lease its Properties.

                  (ii) Each Significant Subsidiary of HET is in compliance with all Laws and other requirements applicable to its business and has obtained all authorizations, consents, approvals, orders, licenses, and permits from, and each such Significant Subsidiary has accomplished all filings, registrations, and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, except where the failure to be in such compliance, obtain such authorizations, consents, approvals, orders, licenses, and permits, accomplish such filings, registrations, and qualifications, or obtain such exemptions, does not constitute a Material Adverse Effect.

                  (e) FINANCIAL STATEMENTS. The Guarantors have furnished to the Banks the audited consolidated financial statements of HET and its Subsidiaries for the Fiscal Year ended December 31, 2000. The financial statements described above fairly present in all material respects the financial condition, results of operations and changes in financial position of HET and its Subsidiaries as of such dates and for such periods, in conformity with Generally Accepted Accounting Principles, consistently applied.

                  (f) NO OTHER LIABILITIES; NO MATERIAL ADVERSE EFFECT. As of the Effective Date, HET and its Subsidiaries do not have any material liability or material contingent liability not reflected or disclosed in the financial statements described in Section 12(e) hereof, other than liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. Since December 31, 2000, no circumstance or event has occurred that constitutes a Material Adverse Effect.

                  (g) TITLE TO PROPERTY. HET and its Subsidiaries have valid title to the Property reflected in the financial statements described in Section 12(e) hereof, other than immaterial items of Property and Property subsequently sold or disposed of in the ordinary course of business, free and clear of all Liens and Rights of Others, other than as permitted by Section 6.4 of the Harrah's Loan Agreement (as incorporated herein by reference), and any other matters which do not have a Material Adverse Effect.

                  (h) LITIGATION. There are no actions, suits, proceedings or investigations pending as to which HET or any of its Subsidiaries has been served or has received notice or, to the knowledge of any Guarantor, threatened against or affecting HET or any of its Subsidiaries or any Property of any of them before any Governmental Agency in which there is any reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or results of operations of HET and its Subsidiaries, taken as a whole, or which in any manner draws into question the validity or enforceability of the Credit Documents.

                  (i) BINDING OBLIGATIONS. Each of the Credit Documents will, when executed and delivered by each of the Guarantors party thereto, constitute the legal, valid and binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

                  (j) NO DEFAULT. No event has occurred and is continuing that is a Guarantor Default or a Guarantor Event of Default.

                  (k) ERISA. (i) With respect to each Pension Plan:

                           (A) such Pension Plan complies in all material
                  respects with ERISA and any other applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

                           (B) such Pension Plan has not incurred any
                  "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                           (C) no "reportable event" (as defined in Section 4043
                  of ERISA) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                           (D) neither HET nor any of its Subsidiaries has

                  engaged in any non-exempt "prohibited transaction" (as defined in Section 4975 of the Code) that could reasonably be expected to have a Material Adverse Effect.

                  (ii) Neither HET nor any of its Subsidiaries has incurred or expects to incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

                  (l) DISCLOSURE. No written statement made by a Senior Officer of any Guarantor to any Creditor in connection with this Guaranty or any other Credit Document, or in connection with any Loan as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made.

                  (m) TAX LIABILITY. HET and its Subsidiaries have filed all tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes with respect to the periods, Property or transactions covered by said returns, or pursuant to any assessment received by HET and its Subsidiaries, except (a) such taxes, if any, as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been established and maintained and (b) immaterial taxes and tax returns so long as no material item or portion of Property of HET or any of its Subsidiaries is in jeopardy of being seized, levied upon or forfeited.

                  (n) PROJECTIONS. As of the Effective Date, to the best knowledge of the Guarantors, the assumptions set forth in the projections contained in the Confidential Information Memorandum dated March 2001 that was prepared in connection with the Credit Agreement (the "Projections") are reasonable and consistent with each other and with all facts known to the Guarantors, and the Projections are (a) reasonably based on such assumptions and (b) although a range of possible different assumptions and estimates might also be reasonable, none of the Guarantors are aware of any facts which would lead them to believe that the assumptions and estimates on which the Projections were based are not reasonable, provided that no representation or warranty can be given that the projected results will be realized or with respect to the ability of HET and its Subsidiaries and the Borrower to achieve the projected results and, while the Projections are necessarily presented with numerical specificity, the actual results achieved during the periods presented may differ from the projected results, and such differences may be material.

                  (o) HAZARDOUS MATERIALS. Each Guarantor has reasonably concluded that Environmental Laws are unlikely to have a material adverse effect on the business, financial position, results of operations or prospects of HET and its Subsidiaries, considered as a whole.

                  (p) GAMING LAWS. HET and each of its Subsidiaries are in compliance in all material respects with all Gaming Laws that are applicable to them and their businesses.

                  (q) SOLVENCY. As of the Effective Date, and giving effect to the transactions contemplated to occur on the Effective Date, HET and each of its Subsidiaries are Solvent.

                  (r) SUBORDINATED DEBT. The subordination provisions of the Subordinated Debt are enforceable against the respective borrower or guarantor thereunder, as the case may be, and all obligations of the Guarantors hereunder are within the definition of "Senior Debt," "Guarantor Senior Debt" or any equivalent term included in such subordination provisions, as the case may be.

                  13. Each Guarantor covenants and agrees that on and after the Effective Date and until the Total Commitment and each Interest Rate Protection Agreement has been terminated and the Loans and Notes, together with interest and all other obligations incurred under the Credit Agreement, the other Credit Documents and the Interest Rate Protection Agreements, are paid in full:

                  (a) INCORPORATION BY REFERENCE. Each Guarantor will, and will cause each of their respective Subsidiaries to, comply with each of the covenants and requirements contained in Articles 5 (other than Sections 5.7(a), 5.8 and 5.9), 6 and 7 of the Harrah's Loan Agreement (as defined in Section 14 of this Guaranty), which Articles, together with all definitions in the Harrah's Loan Agreement applicable to such Articles, are hereby incorporated by reference as if set forth herein in their entirety, provided that:

                          (i) all references to "Parent" or "the Parent" therein
                  shall mean and be a reference to "HET" herein;

                         (ii) all references to "Parent and each Borrower" or
                  "Parent and the Borrowers" or "Parent's and Borrowers'" therein shall mean and be a reference to "each Guarantor" herein;

                        (iii) all references to the "Borrower" or "Borrowers" or
                  a "Borrower" therein shall mean and be a reference to "HOC, Marina (as defined in the Harrah's

                  Loan Agreement) or such other Subsidiaries of HET that become borrowers under the Harrah's Loan Agreement pursuant to Section 2.10 of the Harrah's Loan Agreement" herein;

                         (iv) all references to "Obligation" or "Obligations"
                  therein shall mean and be a reference to any "Guaranteed Obligation" or the "Guaranteed Obligations" herein;

                          (v) all references to "this Agreement" therein shall
                  mean and be a reference to "this Guaranty" herein;

                         (vi) all references to an "Advance" therein shall mean
                  and be a reference to a "Loan" under the Credit Agreement;

                        (vii) all references to either the "Commitment" or the
                  "Short Term Commitment" therein shall mean and be a reference to the "Total Commitment" under the Credit Agreement;

                       (viii) all references to a "Creditor" therein shall mean
                  and be a reference to a "Creditor" herein;

                         (ix) all references to the "Administrative Agent"
                  therein shall mean and be a reference to the "Administrative Agent" herein;

                          (x) all references to any "Lender" or the "Lenders"
                  therein shall mean and be a reference to any "Creditor" or the "Creditors" herein;

                         (xi) all references to the "Requisite Lenders" therein
                  shall mean and be a reference to the "Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations)" herein;

                        (xii) all references to a "Default" therein shall mean
                  and be a reference to a "Guarantor Default or Guarantor Event of Default" herein and as defined below;

                       (xiii) the text "or the Credit Documents" shall be
                  inserted immediately after the words "the Loan Documents" appearing in Section 7.1(i) thereof;

                        (xiv) in any event, any merger or consolidation pursuant
                  to Section 6.1(a) or (b) of the Harrah's Loan Agreement (as incorporated herein by reference) involving HOC shall result in HOC being the surviving entity;

                         (xv) the reference to "Sections 6.5 and 6.6" in
                  Sections 6.1(b) and 7.1(c) of the Harrah's Loan Agreement shall mean and be a reference to "Sections 6.5 and 6.6 of the Harrah's Loan Agreement (as incorporated herein by reference)"; and

                        (xvi) Section 6.4 of the Harrah's Loan Agreement (as
                  incorporated herein by reference) shall include the following additional clause (l):

                           "(l)  Liens and Negative Pledges under this
                        Guaranty."

                  As used herein, the term "Guarantor Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute a Guarantor Event of Default.

                  (b) FINANCIAL COVENANTS. Without limiting the provisions of clause (a) of this Section 13, HET and HOC will not permit:

                          (i) the Total Debt Ratio (as such term, and the
                  component defined terms thereof, are defined in the Harrah's Loan Agreement) to exceed 4.50:1.00 as of the last day of any Fiscal Quarter; and

                         (ii) the Interest Coverage Ratio (as such term, and the
                  component defined terms thereof, are defined in the Harrah's Loan Agreement) to be less than 3.00:1.00 as of the last day of any Fiscal Quarter.

                  (c) EQUAL AND RATABLE PROVISIONS; ETC. In the event that (i) HET or any of its Subsidiaries creates or grants a Lien on any of their respective Properties securing any obligations under, or in respect of, the Harrah's Loan Agreement (or any successor, replacement or substitute credit facility) or the Short Term Loan Agreement (or any successor, replacement or substitute credit facility), then the Guarantors shall, or shall cause their respective Subsidiaries to, concurrently therewith grant to the Administrative Agent for the benefit of the Creditors a pari passu Lien covering such Properties and securing the obligations under this Guaranty, and (ii) any Subsidiary of HET directly or indirectly (including by way of a pledge of an intercompany note or other Property), guarantees any obligation of HET or any other obligor under, or in respect of, or otherwise becomes a borrower under, the Harrah's Loan Agreement (or any successor, replacement or substitute credit facility) or the Short Term Loan Agreement (or any successor, replacement or substitute credit facility) (other than, in the case of preceding clause (ii), any such Subsidiary that becomes a borrower under the Harrah's Loan Agreement (or any successor, replacement or substitute credit facility) or the Short Term Loan Agreement (or any successor, replacement or substitute credit facility) but only so long as such Subsidiary is only liable for the loans directly incurred by it as opposed to being jointly and severally liable for all loans incurred thereunder), then the Guarantors shall cause such Subsidiary to concurrently therewith execute and deliver to the Administrative Agent a counterpart of this Guaranty pursuant to which such Subsidiary shall become a "Guarantor" hereunder.

                  (d) AMENDMENTS AND WAIVERS UNDER THE HARRAH'S LOAN AGREEMENT. HET and HOC shall promptly notify the Administrative Agent and each other Creditor of any proposed amendment, modification or waiver to the Harrah's Loan Agreement and shall deliver with such notice a copy of the proposed amendment, modification or waiver.

                  14. The existence or the occurrence of one or more of the following events whatever the reason therefor and under any circumstances whatsoever shall constitute a "Guarantor Event of Default" under this Guaranty and the Credit Agreement:

                  (a) Any Guarantor fails to comply with (i) any of the covenants contained in Article 6 of the Harrah's Loan Agreement (other than the covenant contained in Section 6.3 of the Harrah's Loan Agreement) as such covenants are incorporated herein by reference or
         (ii) any of the covenants contained in Section 13(b) or (c) of this Guaranty; or

                  (b) Any Guarantor fails to comply with Section 7.1(h) of the Harrah's Loan Agreement (as such Section is incorporated herein by reference) in any respect that is materially adverse to the interests of the Creditors;

                  (c) Any Guarantor fails to perform or observe any other covenant or requirement (not specified in clauses (a) or (b) above) contained in the Harrah's Loan Agreement as incorporated herein by reference on its part to be performed or observed within thirty Business Days after the giving of notice by the Administrative Agent on behalf of the Required Banks of such Guarantor Default; or

                  (d) Any representation or warranty of any Guarantor made (or deemed made) herein, or in any certificate or other writing delivered by any Guarantor pursuant hereto proves to have been incorrect when made (or deemed made) or reaffirmed; or

                  (e) Any Guarantor or any of their respective Significant Subsidiaries (i) fails to pay the principal, or any principal installment, of any present or future indebtedness for borrowed money in an aggregate of $100,000,000 or more (including without limitation the Harrah's Loan Agreement and the Short Term Loan Agreement), or any guaranty of present or future indebtedness for borrowed money of $100,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event to occur, in connection with any present or future indebtedness for borrowed money of $100,000,000 or more (including, without limitation, the Harrah's Loan Agreement and the Short Term Loan Agreement), or of any guaranty of present or future indebtedness for borrowed money of $100,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due; or

                  (f) Any event occurs which gives the holder or holders of any Subordinated Debt (or an agent or trustee on its or their behalf) the right to declare such indebtedness due before the date on which it otherwise would become due, or the right to require the issuer thereof to redeem or purchase, or offer to redeem or purchase, all or any portion of any Subordinated Debt; or

                  (g) A final judgment against any Guarantor or any of their respective Significant Subsidiaries is entered for the payment of money in excess of $25,000,000 and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty calendar days after the date of entry of judgment, or in any event later than five days prior to the date of any proposed sale thereunder, or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty calendar days after its issue or levy; or

                  (h) Any Guarantor or any of their respective Significant Subsidiaries institutes or consents to the institution of any proceeding under a Debtor Relief Law relating to it or to all or any part of its Property, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its Property; or is appointed without the application or consent of that Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under a Debtor Relief Law relating to any such Person or to all or any part of its Property is instituted without the consent of that Person and continues undismissed or unstayed for 60 calendar days; or

                  (i) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in any Loan Document) under any Loan Document; or

                  (j) Any determination is made by a court of competent jurisdiction that any Subordinated Debt is not subordinated in accordance with its terms to the obligations of the Guarantors under this Guaranty, provided that for so long as such determination is effectively stayed during any pending appeal the same shall not constitute a Guarantor Event of Default; or

                  (k) Any Pension Plan maintained by HET or any of its Subsidiaries is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and the result is a Material Adverse Effect; or

                  (l) The occurrence of a License Revocation with respect to a license issued to HET or any of its Subsidiaries by any Gaming Board of the States of New Jersey or Nevada with respect to gaming operations at any gaming facility accounting for 5% or more of the consolidated gross revenues of HET and its Subsidiaries that continues for thirty calendar days.

                  For purposes of Sections 12, 13 and 14 of this Guaranty, the term "Harrah's Loan Agreement" shall mean the Harrah's Loan Agreement as defined in the Credit Agreement but only as such Harrah's Loan Agreement is in effect on the Effective Date and without giving effect to any amendments, modifications, supplements or terminations thereof or thereto after the Effective Date (including, without limitation, any such amendments, modifications or supplements to the defined terms used therein) unless, and to the extent, the Required Banks specifically agree that the respective change will be given effect to for purposes of this Guaranty

(although amendments, waivers and modifications thereto will be given effect for purposes of Sections 13(c), 14(e) and 14(i) of this Guaranty). Notwithstanding anything to the contrary contained above, for purposes of determining whether the Harrah's Loan Agreement remains in effect or has been terminated, amendments, modifications, supplements or terminations thereof shall be given effect to.

                  15. (a) HET and HOC shall have the option at any time after the one year anniversary of the Effective Date or at any time following a Default or an Event of Default to (x) purchase the Loans and Commitments of all of the Banks, on a joint and several basis, pursuant to the Credit Agreement by paying the Banks in cash an amount equal to all outstanding principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents and (y) pay to the Administrative Agent and the Banks in cash any amounts then owed to them, on a joint and several basis, pursuant to the terms of this Guaranty so long as at the time of such purchase and payment (i) such Guarantors shall have assumed all rights and obligations of the Other Creditors under any outstanding Interest Rate Protection Agreements pursuant to documentation that is reasonably satisfactory to such Guarantors and such Other Creditors, (ii) such Guarantors or the Borrower shall have terminated all outstanding Interest Rate Protection Agreements and shall have paid to the Other Creditors in cash all amounts owing thereunder or (iii) such Guarantors shall have obtained the written consent of the Other Creditors (which consent may be given or withheld in each such Other Creditor's sole discretion) for such Guarantors to assume all rights and obligations of the Borrower under such Interest Rate Protection Agreements. Until any repayment and purchase as described in the immediately preceding sentence is actually effected, the Guarantors shall be liable to perform all obligations under this Guaranty strictly in accordance with the terms hereof.

                  (b) Upon the occurrence and during the continuance of any Event of Default, the Required Banks shall have the right to require HET and HOC to (x) purchase (and in which case HET and HOC shall purchase) all of the Loans and Commitments of all of the Banks, on a joint and several basis, pursuant to the Credit Agreement by paying the Banks within three Business Days of such demand by the Required Banks in cash an amount equal to all outstanding principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Credit Documents and (y) pay to the Administrative Agent and the Banks in cash any amounts then owed to them, on a joint and several basis, pursuant to the terms of this Guaranty; provided that if an Event of Default specified in
Section 9.05 of the Credit Agreement or a Guarantor Event of Default specified in Section 14(h) hereof shall occur, the result which would occur upon the demand of the Required Banks as specified above in this sentence shall occur automatically without the demand of the Required Banks and (ii) the amounts payable by HET and HOC under this Section 15(b) shall be calculated without giving effect to any reductions to such amounts (except to the extent such reductions resulted from the payment thereof in cash), whether such reductions resulted from any event of the type described in Section 9.05 of the Credit Agreement or otherwise; provided further, that at the time of such purchase and payment (i) such Guarantors also shall be obligated to (and such Guarantors shall) assume all rights and obligations of the Other Creditors under any outstanding Interest Rate Protection Agreements pursuant to documentation that is reasonably satisfactory to such Guarantors and such Other Creditors, (ii) such Guarantors or the Borrower shall have terminated all outstanding Interest Rate Protection Agreements and shall have paid to the Other Creditors all amounts owing thereunder or (iii) such

Guarantors shall have obtained the written consent of the Other Creditors (which consent may be given or withheld in each such Other Creditor's sole discretion) for such Guarantors to assume all rights and obligations of the Borrower under such Interest Rate Protection Agreements. Until any repayment and repurchase described in the immediately preceding sentences is actually effected, the Guarantors shall be liable to perform all obligations under this Guaranty strictly in accordance with the terms hereof.

                  16. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of the Administrative Agent in connection with any amendment, waiver or consent relating hereto and of the Administrative Agent and each of the other Creditors in connection with any enforcement of this Guaranty or in connection with any refinancing or restructuring of the credit arrangements of the Guarantors as it relates to the Creditors' claims under this Guaranty in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings (including in each case, without limitation, the fees and disbursements of counsel and consultants employed by the Administrative Agent and, after the occurrence of an Event of Default, counsel for each other Creditor).

                  17. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

                  18. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either
(x) the Required Banks (or to the extent required by Section 12.12 of the Credit Agreement, with the written consent of each Bank) at all times prior to the time on which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full; provided that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors. For the purpose of this Guaranty the term "Class" shall mean each class of Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean (x) with respect to the Credit Document Obligations, the Required Banks (or to the extent required by Section 12.12 of the Credit Agreement, each Bank) and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements.

                  19. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and the Interest Rate Protection Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                  20. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the

Credit Agreement or any payment default under any Interest Rate Protection Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor acknowledges and agrees that the provisions of this Section 20 are subject to the sharing provisions set forth in
Section 12.06(b) of the Credit Agreement.

                  21. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  22. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  23. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case which are located in the City of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced under this Guaranty that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                  (b) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) EACH GUARANTOR AND EACH CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  24. It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor shall be deemed to be reduced and such Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

                  25. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered (including by way of facsimile transmission) shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  26. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrower under Sections 3.03 and 3.04 of the Credit Agreement.

                                    * * *

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

ADDRESSES

One Harrah's Court                            HARRAH'S ENTERTAINMENT, INC.
Las Vegas, Nevada  89119-4312
Telephone No.:  (702) 407-6000
Telephone No.:  (702) 407-6284
Attention:  Treasurer                         By______________________________
(with a copy at the                               Name:
same address to the                               Title:
General Counsel)


One Harrah's Court                            HARRAH'S OPERATING COMPANY, INC.
Las Vegas, Nevada  89119-4312
Telephone No.:  (702) 407-6000
Telephone No.: (702) 407-6284
Attention:  Treasurer                         By______________________________
(with a copy at the                               Name:
same address to the                               Title:
General Counsel)

One Harrah's Court                            HARRAH'S NC CASINO COMPANY, L.L.C.
Las Vegas, Nevada 89119-4312
Telephone No.: (702) 407-6000
Telephone No.: (702) 407-6284
Attention: Treasurer (with a copy             By _______________________________
at the same address to the                         Name:
General Counsel)                                   Title:






Acknowledged and Agreed to:

BANKERS TRUST COMPANY,
   as Administrative Agent



By________________________________
    Name:
    Title: